UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019

MarketAxess Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34091	52-2230784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards New York, NY 10001
(Address of Principal Executive Offices, including zip code)

(212) 813-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.003 per share	MKTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 1, 2019, MarketAxess Holdings Inc. (the “Company”) completed its acquisition (the “Acquisition”) of LiquidityEdge LLC (“LiquidityEdge”), pursuant to the terms and conditions of the Unit Purchase Agreement (as amended, the “Agreement”) entered into by the Company, LiquidityEdge, the former holders of all of the outstanding equity interests of LiquidityEdge and certain other parties identified therein, on August 12, 2019.

On November 4, 2019, the Company filed a Current Report on Form 8-K regarding the Acquisition (the “Original Form 8-K”) and stated that the financial statements required under Item 9.01 of Form 8-K would be filed no later than 71 days after the date on which the Original Form 8-K was required to be filed. This Current Report on Form 8-K amends Items 9.01(a) and 9.01(b) of the Original Form 8-K and contains the required financial statements relating to the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited Consolidated Statement of Assets Acquired and Liabilities Assumed as of November 1, 2019 of LiquidityEdge with respect to the Acquisition is filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

Pursuant to a letter dated September 25, 2019 (the “Relief Letter”), the Company has obtained relief from the Staff of the Securities and Exchange Commission, pursuant to its authority under Rule 3-13 of Regulation S-X, from the requirements of Rule 3-05 of Regulation of S-X to provide certain historical financial statements that would otherwise be required in connection with its acquisition of LiquidityEdge and to provide corresponding pro forma financial information required under Article 11 of Regulation S-X. In accordance with the Relief Letter, the Company has substituted an audited Consolidated Statement of Assets Acquired and Liabilities Assumed for the full financial statements of LiquidityEdge required by Rule 3-05 of Regulation S-X.

(b) Pro forma financial information.

Reference is made to the disclosure set forth in Item 9.01(a) above with respect to the Relief Letter, which is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1*	Consent of PricewaterhouseCoopers LLP
99.1*	Audited Consolidated Statement of Assets Acquired and Liabilities Assumed as of November 1, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: December 20, 2019	By:	/s/ Antonio L. DeLise
Antonio L. DeLise
Chief Financial Officer